Exhibit 10.2


                            October 18, 2005




                   EQUITY INTEREST TRANSFER AGREEMENT



                                between



                        TAMWORTH INDUSTRIAL LTD.




                                 and



                     EURO TECH (FAR EAST) LIMITED



















                           Fangda Partners
                         22/F, Kerry Centre,
                       1515 Nan Jing West Road,
                           Shanghai, China

                  EQUITY INTEREST TRANSFER AGREEMENT


	THIS EQUITY INTEREST TRANSFER AGREEMENT (this "Agreement"), dated October 18, 2005, is entered into by and between TAMWORTH INDUSTRIAL LTD., (a company established and registered in British Virgin Islands, hereinafter referred to as the "Seller") and EURO TECH (FAR EAST) LIMITED (a limited liability company established in the Hong Kong Special Administrative Region of the People's Republic of China, hereinafter referred to as the "Buyer").

     In this Agreement, each of the Buyer and the Seller is individually referred to as "a Party" and both are collectively referred to as "the Parties".

	WHEREAS, Yixing PACT Environmental Technology Co., Ltd. (a limited liability company organized pursuant to the laws of the People's Republic of China ("PRC") with its legal address at Yixing Huankeyuan, Jiangsu Province, PRC, hereinafter referred to as "PACT"), is a wholly foreign owned enterprise invested and established by the Seller, with the registered capital of US$106,000; and mainly engaged in producing and selling environment protection equipment; undertaking environment protection project and providing relevant technology advice, training and services.

     WHEREAS, the Seller duly holds 70% of the Equity Interest in PACT.

     WHEREAS, the Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller, 21% of the aforesaid Equity Interest held by the Seller ("Equity Interest Transferred").

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties agree as follows:

                    ARTICLE 1     SALE AND PURCHASE
                                  -----------------

     SECTION 1.1   Sale and Purchase of the Equity Interest. On the terms
                   ----------------------------------------
and subject to the conditions hereof, the Seller agrees to sell and transfer to the Buyer, and the Buyer agrees to purchase and acquire from the Seller, all rights and interests of the Equity Interest, free and clear of all liens, pledges, claims, and other encumbrances.

     SECTION 1.2   Sale and Purchase Price. The aggregate purchase price
                   -----------------------
payable by the Buyer for the Equity Interest shall be US$474,923 (the "Purchase Price"). The Buyer shall make payment of the entire Purchase Price in US Dollars by check to the account then designated by the Seller on the closing date provided in Section 6.1 of this Agreement.


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

           ARTICLE 2     REPRESENTATIONS AND WARRANTIES OF SELLER
                         ----------------------------------------

     The Seller represents and warrants to the Buyer as set forth below:

     SECTION 2.1   Legal Status and Capacity of the Seller. The Seller is
                   ---------------------------------------
a limited liability company with independent corporate personality, duly registered and validly existing under the laws of British Virgin Islands. The Seller has full and complete legal status and legal capacity to enter into, deliver and perform this Agreement and can be sued as an independent party. As far as the Seller knows, the Seller is not involved in any debts beyond assets, bankruptcy, termination, or any other significant law suit, arbitration, or other events, status which may result in grave unfavorable influence on the consummation of the transaction contemplated hereby and the performance of its obligations under this Agreement.

     SECTION 2.2   Authorization and Approval. The Seller has full corporate
                   --------------------------
power and authorization to execute and deliver this Agreement and all other documents executed or to be executed by the Seller in connection with the transaction contemplated hereby and to consummate the transaction contemplated hereby. The execution and delivery by the Seller of this Agreement and each other document contemplated hereby, the performance of the Seller of its obligations under this Agreement and such documents hereto, and the consummation by it of the transaction contemplated hereby have been duly authorized and approved. This Agreement has been duly and validly executed and delivered by the Seller. This Agreement constitutes and all the relevant documents to be executed by the Seller in connection with the transaction contemplated hereby when so executed and delivered will constitute a valid and binding obligation of the Seller, enforceable against it in accordance with its terms.

     SECTION 2.3   Ownership of the Equity Interest. The Equity Interest
                   --------------------------------
Transferred is owned of record and beneficially by the Seller, free and clear of all liens, pledges, claims and encumbrances. On the closing date, the Buyer will acquire good title to the Equity Interest Transferred, free and clear of all liens, pledges, claims and encumbrances.

           ARTICLE 3     REPRESENTATIONS AND WARRANTIES OF BUYER
                         ---------------------------------------

     The Buyer hereby represents and warrants to the Seller as set forth below:

     SECTION 3.1   Legal Status and Capacity of the Buyer. The Buyer is an
                   --------------------------------------
enterprise with independent legal status and duly registered and validly existing under the laws of Hong Kong. The Buyer has full and complete legal power and capacity to enter into, deliver and perform this Agreement and can be sued as an independent party. As far as the Buyer knows, the Buyer is not involved in any debts beyond assets, bankruptcy, termination, or any other significant law suit, arbitration, or other events, status which may result in grave unfavorable influence on the consummation of the transaction contemplated hereby and the performance of its obligations under this Agreement (including but not limited to the payment of the purchasing price).

     SECTION 3.2   Authorization and Approval. The Buyer has full corporate
                   --------------------------
power and authorization to execute and deliver this Agreement and all other documents executed or to be executed by the Buyer in connection with the transaction contemplated hereby and to consummate the transaction contemplated hereby. The execution and delivery by the Buyer of this Agreement and each other document contemplated hereby, the performance of the Buyer of its obligations under this Agreement and such documents hereto, and the consummation by it of the transaction contemplated hereby have been or will be duly authorized and approved. This Agreement has been duly and validly executed and delivered by the Buyer. This Agreement constitutes, and all the relevant documents to be executed by the Buyer in connection with the transaction contemplated hereby when so executed and delivered will constitute, a valid and binding obligation of the Buyer, enforceable against it in accordance with its terms.

                     ARTICLE 4     EFFECTIVENESS
                                   -------------

     SECTION 4.1   Conditions Precedent to the Effectiveness of this
                   -------------------------------------------------
Agreement. The Parties agree that this Agreement will take effect on the
---------
date when all conditions listed below have been satisfied and consummated (the "Effective Date"):

     (a) This Agreement has been executed by duly authorized representatives of the Parties and delivered to each other;

     (b) The Board of Directors of PACT has adopted resolutions according to its Articles of Association duly approving this Agreement and the transaction contemplated hereby, and has provided such executed resolutions to both Parties;

     (c) The agency of power of the Parties has duly conferred corporate authorization on the approval of this Agreement and the transaction contemplated hereby in the manner stipulated in the Articles of Association and relevant organization documents, and has provided such executed documents of authorization to the other party;

     (d) The original examination and approval authority of PACT has issued its complete and unconditional approval of this Agreement and the transaction contemplated hereby, and both Parties have received such approval duly signed and issued;

     (e) All the permits, agreements, approval and authorization of other governmental bodies necessary or useful for the performance of the transaction contemplated hereby have been obtained, or the Parties waive them in writing though haven't obtained hereto, or it's believed according to rational reason they are to be obtained;

     (f) No change of the PRC laws or any other event relating to PACT or the transaction contemplated hereby, which may result in significant unfavorable influence on the party"s interests under this Agreement as well as its ability to perform the obligations of this Agreement, will occur after the day of signature till the effective day;

     (g) When signing this Agreement, the Parties have reached an agreement and entered into a written contract on the acquisition of 21% of the issued share capital interest of PACT ASIA PACIFIC LIMITED ("PACT ASIA"), a company incorporated in the British Virgin Islands by the Buyer from the Seller The total consideration of the sale is US$525,077;

     (h) Prior to the Effective date, the tangible net assets of PACT shall not be less than RMB4,000,121; and

     (i) The two checks have been received from the Buyer in favor of the Seller for the amount of US$474,923 for transferring the Equity Interest of PACT and US$525,077 for transferring shares of PACT ASIA from the Seller to the Buyer. The checks representing the total acquisition price for 21% equity interest of PACT and 21% of the issued share capital of PACT ASIA ("Aggregate Acquisition Price") from the Seller will be kept by Fangda Partners until presentation of the new original certificates of registration of PACT and PACT ASIA showing that the equity interest of PACT and shares of PACT ASIA have been transferred.

                        ARTICLE 5     CLOSING CONDITIONS
                                      ------------------

     SECTION 5.1   Conditions to the Obligations of the Buyer under this
                   -----------------------------------------------------
Agreement. The obligations of the Buyer under this Agreement shall be
---------
subject to the satisfaction, at or prior to the Closing, of the following conditions:

     (a) Each and all of the actions, resolutions, decisions, consents, approvals, authorizations and permits set forth in Section 4.1 above remain in their full and complete validity after the Effective Date till and at the Closing; and

     (b) Each of the obligations of the Seller required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made at and as of the Closing, and the Buyer has obtained a certificate signed by the chairman of the board of the Seller to prove that the conditions stipulated hereto has been satisfied.

     SECTION 5.2   Conditions to the Obligations of the Seller under this
                   ------------------------------------------------------
Agreement. The obligations of the Seller under this Agreement shall be
---------
subject to the satisfaction, at or prior to the Closing, of the following conditions:

     (a) Each and all of the actions, resolutions, decisions, consents, approvals, authorizations and permits set forth in Section 4.1 above remain in their full and complete validity after the Effective Date till and at the Closing; and

     (b) Each of the obligations of the Buyer required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made at and as of the Closing, and the Seller has obtained a certificate signed by the chairman of the board of the Buyer to prove that the conditions stipulated hereto has been satisfied.

                          ARTICLE 6     CLOSING
                                        -------

     SECTION 6.1   Closing. The closing of the transaction contemplated
                   -------
hereby (the "Closing") shall be conducted on the early date (no later than the tenth working day) after the satisfaction of the Closing conditions stipulated hereto and at the place agreed by the Parties, provided that the conditions set forth in Article 5 have been satisfied or waived. The transaction contemplated hereby will be deemed duly consummated once the Fangda Partners forwards the checks in US Dollars for the Aggregate Acquisition Price produced by the Buyer and the Seller accepts hereto
(The Seller shall not unduly refuse).

                         ARTICLE 7     COVENANTS
                                       ---------

     SECTION 7.1   Taxes. The Buyer shall have no obligations and
                   -----
responsibilities to indemnify PACT (including its legal successor) or the Seller of any taxes and governmental charges, if any (in whatsoever nature) they have paid for reasons of this Agreement or the transaction contemplated hereby, other than those taxes and government charges required to be borne and paid by the Buyer for the transaction contemplated by this Agreement according to applicable PRC laws and regulations.

     SECTION 7.2   Obtaining of PACT's Board Resolutions. The Seller agrees
                   -------------------------------------
and undertakes that it will instruct and cause PACT's directors it has appointed to duly approve the resolutions of PACT's Board of Directors authorizing this Agreement and the transaction contemplated hereby in a proper manner within 5 working days after the execution and delivery of this Agreement.

     SECTION 7.3   Procurement of Government Approvals. The Seller agrees
                   -----------------------------------
to be responsible for applying to the competent government authorities or the relevant parties for the authorization, licenses, consents and approvals necessary or useful as listed in Section 4.1, for and on behalf of the Parties and PACT, and undertakes that it will use its best efforts to procure such authorization, licenses, consents and approvals. The Buyer shall provide all due assistance and cooperation hereto on reasonable demand by the Seller and bear the expenses of formalities for the transaction.

     SECTION 7.4   Consummation of the Transaction. The Parties agree that
                   -------------------------------
the transaction contemplated hereby shall be deemed consummated on the date of the Closing set forth in Section 6.1.

     (a)  Prior to the consummation, the Seller further covenants that,

          (i) it will not apply for or cause others to apply for amendment or cancellation of the approval certificate and business license of PACT;

          (ii) it will not take any other measure or action which may influence the ownership of the Equity Interest Transferred and the performance thereof;

          (iii) it will not promise to sell or sell any or all of the Equity Interest Transferred or create any and all liens, pledges, claims, and other encumbrances over the Equity Interest Transferred during the term of this Agreement;

     (b) After consummation of the transaction contemplated hereby, the Buyer further covenants that any time after the lapse of three years from the date of Closing hereof, the Seller at its discretion may offer to sell part or all of the remaining share of PACT held by it to the Buyer, and the Buyer is obliged to buy such share equity interest at the price of 5.2 times the average of net profit for the latest three financial years;

     (c) After the consummation, the Parties agree to regard the following commitments as the binding terms and conditions to either, as well as enumerate them in the Articles of Association and relevant documents,

          (i) PACT shall alter its registered capital with prior consent of both Parties after consummation of the transaction contemplated hereby within the permission by the laws and regulations of PRC;

          (ii) Additional members of the Board of Directors of PACT shall be appointed by the Buyer after consummation of the transaction contemplated hereby so that the Buyer will have majority of Directors in the Board.

          (iii) PACT will distribute at least 35% of its net profits as dividend for every financial year after consummation of the transaction contemplated hereby, unless it's forbidden by the laws and regulations of PRC;

          (iv) the Parties acknowledge that a substantial portion of the income for PACT is derived from sales to a company under the name of the Seller set up in the Middle East in which Mr. George Hayek has a beneficial interest in (the "Middle East Company"). Mr. George Hayek agrees, and the Parties will cause Mr. George Hayek, to disclose the existing pricing policy for sales to the Middle East Company and will adopt this policy for all future sales to the Middle East Company after consummation of the transaction contemplated hereby;

          (v) PACT shall comply with the requirements of the United States of America Sarbane Oxley Act on internal control, and all costs and expenses incurred shall be borne solely by PACT after consummation of the transaction contemplated hereby;

          (vi) PACT and PACT ASIA will continue to employ Mr. George Hayek after consummation of the transaction contemplated hereby, and his annual income obtained of 2005 from both of the aforesaid companies shall be not less than USD 110,000 paid by and from PACT ASIA to the account designated by Mr. George Hayek in writing, and salary increment of the years after 2005 shall be further discussed and confirmed by the Parties and Mr. George Hayek;

          (vii) Mr. George Hayek undertakes hereby that after consummation of the transaction contemplated hereby, he will comply with the Section 6 "Non-Competition and Pricing Policy" of the Employment Agreement signed between himself, PACT and PACT ASIA on the same date of this Agreement.

         (viii) PACT shall provide monthly financial statements (including Income Statement, Balance Sheet and Cash Flow Statement etc.) to the Buyer after consummation of the transaction contemplated hereby;

         (ix) After consummation of the transaction contemplated hereby, PACT shall adhere to the following financial accounting requirements, namely, PACT shall (1) prepare 1 set of accounts to comply with PRC reporting and tax purposes, and
                (2) prepare another set of monthly financial statements for United States of America reporting by using the local PRC accounts with US GAAP adjustments, such as (x) revenue recognition, (y) matching/accruals concept and (z) any non-compliance with local statutory legal or tax requirements;

         (x) the financial statements of PACT shall be audited by a certified public accountant nominated by the Buyer, and all costs and expenses incurred shall be borne solely by PACT after consummation of the transaction contemplated hereby;

         (xi) the Buyer shall nominate a suitably qualified person to fill the post of accountant in PACT after consummation of the transaction contemplated hereby;

         (xii) PACT shall provide quarterly analysis of Orders received, Sales (and Profits) and Backlog to the Buyer after consummation of the transaction contemplated hereby;

         (xiii) PACT shall not make any loan/advance to its staff, directors, shareholders or related companies without the Buyer's consent (except reasonable advance to staff for business trip);

         (xiv) the bonus scheme of employees shall be approved by the Buyer in case of anything deviated from the existing scheme (Annex
                1) after consummation of the transaction contemplated hereby;

         (xv) PACT undertakes hereby that when it needs money (in cash, in cheque, or in any other form) with an amount more than RMB200,000 (single or aggregated in a day), it shall obtain the prior approval of the Chairman of PACT. For such purpose, after the consummation of the transaction contemplated hereby, PACT shall immediately instruct its banks that any single amount drew by PACT (in any way) of more than RMB200,000 shall require the signature of the Chairman of PACT; and

         (xvi) the Buyer shall not have authority to stop PACT from bidding any project in the PRC whether to domestic clients (state-owned ones or private ones) or multinationals (WFOEs or joint ventures) and whether to industrial clients or municipal clients. The bidding shall be with a reasonable profit margin of PACT. The restriction is stated in view of the competition existing or to exist between PACT and the engineering company owned by the Buyer in the PRC.

     SECTION 7.5   Confidentiality. The Parties agree that during the term
                   ---------------
of this Agreement, they will, keep strict confidential this Agreement and the transaction contemplated hereby, confine the persons having access to information regarding this Agreement and the transaction contemplated hereby to the scope of their directors, senior management and others who have to know such for their performance of this Agreement, and not disclose any information hereof to any third party except for the disclosure to related parties or governmental authorities for obtaining the necessary authorizations, permits, consents and approvals contained in Section 4.1, or otherwise as required by the law. The Seller undertakes that it will cause and assure PACT to observe the regulations hereto.

                  ARTICLE 8     MISCELLANEOUS PROVISIONS
                                ------------------------

     SECTION 8.1   Amendment and Modification. This Agreement may be amended,
                   --------------------------
modified or supplemented by a written instrument signed by the Parties.

     SECTION 8.2   Waiver of Compliance; Consents. Any failure of the Buyer,
                   ------------------------------
on the one hand, or of the Seller, on the other hand, to comply with any obligation, covenant, agreement or condition contained herein may be waived in writing by the Seller or the Buyer, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

     SECTION 8.3   Validity. The invalidity or unenforceability of any
                   --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     SECTION 8.4   Parties in Interest. This Agreement shall be binding upon
                   -------------------
and, except as otherwise provided herein, inure solely to the benefit of each Party (including its legal successors), and nothing in this Agreement, except as otherwise set forth herein, express or implied, is intended to confer upon any other person any rights or remedies and to create for any other person any responsibilities and obligations of any nature whatsoever under or by reason of this Agreement.

     SECTION 8.5    Notice. Notices or other communications under this
                    ------
Agreement shall be made in written, and

     (i) Notices given by personal delivery shall be deemed effectively given on the date of delivery;

     (ii) Notices given by mail (by registered airmail or mail with certificate, postage prepaid, which needs receipt) shall be deemed effectively given once received,

     (iii) Notices shall be deemed effectively given on the second business day following the date of delivery to a recognized courier service,

     (iv) Notices given by facsimile, Email or fax shall be deemed effectively given on the date of transmission.


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

     Each Party shall assure the receipt of the other party based on a common way to conduct such communication correspondence, and the address is set forth below,


	(a) 	Party A:	TAMWORTH INDUSTRIAL LTD.
                ----------------------------------------

                                Attention: George Hayek
                                Telephone Number: (86-21) 5301 8757
                                Fax Number: (86-21) 5301 8771

        (b)     Party B:        EURO TECH (FAR EAST) LIMITED
                --------------------------------------------

                                Attention: Leung Tak Chung
                                Telephone Number:  (852) 2814 0311
                                Fax Number: (852) 2873 4887

     SECTION 8.6   Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of PRC.

     SECTION 8.7   Dispute Settlement. Any disputes, claims or
                   ------------------
controversies (the "Dispute") arising out of or in connection with this Agreement shall first be amicably settled by the Parties. If no such settlement can be reached within fifteen (15) days after the occurrence of the Dispute, either Party shall have the right to submit the Dispute to the China International Economic and Trade Arbitration Commission (CIETAC), Shanghai Sub-commission for arbitration pursuant to the Arbitration Law of PRC and CIETAC's arbitration rules then effective. The arbitral award shall be final and binding on both Parties.

     SECTION 8.8   Counterparts. This Agreement may be executed in two or
                   ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     SECTION 8.9   Headings. The headings of each Section under this Agreement
                   --------
are only for the purpose of reading convenience, and shall not be regarded as parts of the Agreement, or by any mean influence the meaning or interpretation hereto.

     SECTION 8.10  Entire Agreement. This Agreement embodies the entire
                   ----------------
agreement and understanding of the Parties in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth herein or therein. This Agreement supersedes all prior agreement and understandings between the Parties with respect to such subject matter.

     SECTION 8.11  Assignment. This Agreement shall not be assigned by
                   ----------
operation of Law or otherwise without prior written consent of the opposing
Party.

     SECTION 8.12  Language. This Agreement is being executed in both English
                   --------
and Chinese language versions. The two language versions shall have the same legal effect.

     SECTION 8.13  Termination. Prior to the Closing, either Party has the
                   -----------
right by 30 days notice in writing to terminate this Agreement as from the date of service of such notice in the event the other party breaches this Agreement.

























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


IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be signed on the date first above written.


SELLER:                                 BUYER:

TAMWORTH INDUSTRIAL LTD.	 	EURO TECH (FAR EAST) LIMITED

By: /s/George Hayek                     By: /s/ T.C. Leung
   ------------------------------          ---------------------------------
Name:                                   Name:
Position:                               Position:
Address: British Virgin Island          Address: 18/F Gee Chang Hong Center,
                                        65 Wong Chuk Hang Road, Hong Kong



























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